UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 23, 2025

HELMERICH & PAYNE, INC.
(Exact name of registrant as specified in its charter)

DE	1-4221	73-0679879
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 North Detroit Avenue
Tulsa, OK 74120
(Address of principal executive offices and zip code)
(918) 742-5531
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	HP	NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On September 23, 2025, Raymond John “Trey” Adams III, the Senior Vice President, Global Commercial, Sales, & Marketing of Helmerich & Payne, Inc. (the “Company”), was appointed to be the Company’s President, effective October 1, 2025, succeeding John Lindsay in that role. Mr. Lindsay will continue to serve as the Company’s Chief Executive Officer.

Mr. Adams, 40, has served as Senior Vice President, Global Commercial, Sales, & Marketing, since January 2025. Prior to such position he served in various roles at the Company since joining in 2008, including serving as Senior Vice President of Digital Operations, Sales, & Marketing from December 2020 to January 2025, Vice President of Digital Operations, Sales, & Marketing of Helmerich & Payne Technologies, LLC, from September 2020 to December 2020, and Vice President of Helmerich & Payne Technologies, LLC, from July 2018 to September 2020.

In connection with Mr. Adams’ appointment, Mr. Adams’ annual base salary will be increased to $660,000, effective October 1, 2025. Mr. Adams will remain eligible to participate in the Company’s annual short-term cash incentive bonus plan (with a target bonus of 100% of base salary for fiscal 2026).

In addition, Michael P. Lennox, the Company’s Senior Vice President, Americas Operations, will become Executive Vice President of Western Hemisphere Land, and John R. Bell, the Company’s Senior Vice President, Integration Execution & Operations. will become Executive Vice President of Eastern Hemisphere Land, in each case, effective October 1, 2025. In connection with Mr. Lennox’s and Mr. Bell’s appointments, their respective annual base salaries will be increased to $560,000, effective October 1, 2025. In addition, Mr. Lennox and Mr. Bell will each be granted restricted stock awards on or about October 1, 2025, with a grant date value of $1 million. Such awards will vest in full on the three-year anniversary of the date of grant.

ITEM 7.01 REGULATION FD DISCLOSURE

On September 29, 2025, the Company issued a press release announcing Mr. Adams’ appointment to President and other leadership changes. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit Number	DESCRIPTION
99.1	Helmerich & Payne, Inc. earnings release dated September 29, 2025.
104	Cover page Interactive Data File - the cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELMERICH & PAYNE, INC.

By:	/s/ William H. Gault
Name:	William H. Gault
Title: Date:	Corporate Secretary September 29, 2025